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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) January 27, 1997
                                                          ----------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-9787                                        73-1105145
                 ------                                        ----------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)


      450 East Las Olas Boulevard
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------


                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

REPORTING OF CERTAIN FINANCIAL INFORMATION FOR REGISTRATION AND OTHER PURPOSES.

In connection with the consummation or probable consummation of certain acquisitions of insignificant businesses which, in the aggregate, are significant, as well as the proposed acquisition by the Registrant of National Car Rental System, Inc., and in accordance with Rule 3-05 of Regulation S-X, the Registrant is filing herewith certain historical and pro forma financial information relating to such consummated or probable acquisitions and National. In addition, the Registrant is filing herewith audited supplemental consolidated financial statements which give retroactive effect to the acquisitions of Alamo Rent-A-Car, Inc. and certain related entities, Continental Waste Industries, Inc., Addington Resources, Inc. and Carlisle Motors, Inc., all of which have been accounted for under the pooling of interests method of accounting. Such financial information is attached hereto as Exhibit 99 and incorporated herein by reference. Exhibit 99 is hereby incorporated by reference into the Registrant's Registration Statements on Form S-3, file numbers 33-61649, 33-62489, 33-63735, 33-65289, 333-01757,
333-04269 and 333-08479, 333-18009, on Form S-4, file number 333-17915 and on
Form S-8, file numbers 33-93742, 333-07623 and 333-19453.





ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) None.
  (b) None.
  (c) Exhibits.

      The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                          Michael S. Karsner
                                          Senior Vice President
                                          and Chief Financial Officer

Date:  January 27, 1997
       ----------------
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                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX


      Number and
Description of Exhibit
----------------------
        1.      None

        2.      None

        4.      None

        15.     None

        16.     None

        17.     None

        21.     None

        23.1    Consent of Arthur Andersen LLP

        23.2    Consent of Deloitte and Touche LLP

        23.3    Consent of Ernst and Young LLP

        23.4    Consent of Dixon, Odom & Co., LLP

        23.5    Consent of George B. Jones & Co., P.C.

        24.     None

        27.     None

        99.     Financial Information